                                                                   EXHIBIT 10.26


                                    AMENDMENT
                                       TO
                        AGREEMENT FOR INVENTORY FINANCING


         This Amendment ("Amendment") to the Agreement for Inventory Financing is made as of November 11, 2002 by and among IBM CREDIT CORPORATION, a Delaware corporation ("IBM Credit"), BUSINESS SUPPLIES DISTRIBUTORS HOLDINGS, LLC, a limited liability company duly organized under the laws of the state of Delaware ("Holdings"), INVENTORY FINANCING PARTNERS, LLC, a limited liability company duly organized under the laws of the state of Delaware ("IFP"), SUPPLIES DISTRIBUTORS, INC. (formerly known as BSD Acquisition Corp.), a corporation duly organized under the laws of the state of Delaware ("Borrower"), PRIORITY FULFILLMENT SERVICES, INC., a corporation duly organized under the laws of the state of Delaware ("PFS") and PFSWEB, Inc., a corporation duly organized under the laws of the state of Delaware ("PFSweb") (Borrower, Holdings, IFP, PFS, PFSweb, and any other entity that executes this Agreement or any Other Document, including without limitation all Guarantors, are each individually referred to as a "Loan Party" and collectively referred to as "Loan Parties").

                                    RECITALS:

         A. Borrower and IBM Credit have entered into that certain Agreement for Inventory financing ("AIF") dated as of March 29, 2002 (the "Agreement");

         B. PFS has expressed its desire to acquire from IFP its fifty one percent (51%) share of Holdings ("Proposed Acquisition");

         C. IBM Credit consents to the Proposed Acquisition subject to the terms and conditions set forth herein; and

         D. The parties have agreed to modify the Agreement as more specifically set forth below, upon and subject to the terms and conditions set forth herein.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and IBM Credit hereby agree as follows:

SECTION 1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 2. AMENDMENT. Subject to Section 4 hereof, the Agreement is hereby amended as follows:

         A. The AIF is hereby amended as follows:

         (a) The AIF is hereby amended by deleting all references to IFP from the caption paragraph therein;

         (b) Section 1.1 is hereby amended by (i) amending the definition of "Holdings" to read in its entirety as follows:

         ""Holdings": as defined in the caption." and (ii) deleting the definition of "IFP";

         (c) Section 6.1 is hereby amended by deleting the last sentence in its entirety and substituting, in lieu thereof, the following:

     "PFS directly owns One Hundred Percent (100%) of the membership interests of Holdings and Holdings directly owns One Hundred Percent (100%) of the capital stock of Borrower."

         (d) Section 6.5 is hereby amended by deleting in their entirety the two references to "(other than IFP)".

         (e) Section 9.1(R)(b) is hereby amended in its entirety to read as follows:

         "(b PFS ceases to directly own One Hundred Percent (100%) of the membership interests of Holdings or"

         (f) Section 10.13(v) is hereby deleted in its entirety.

         (g) Section 10.13 "Recipient Information for Internet transmissions:" is hereby amended by deleting the first sentence in its entirety and substituting, in lieu thereof, the following:

         "Name of Borrower's and Holdings' Designated Central Contact Authorized to Receive IDs and Passwords:"

         B. Attachment A to the AIF is hereby amended by deleting such Attachment A in its entirety and substituting, in lieu thereof, the Attachment A attached hereto. Such new Attachment A shall be effective as of the date specified in the new Attachment A. The changes contained in the new Attachment A include, without limitation, the following:

         (a) The following definitions of "Total Assets" and "Total Net Worth" in Section IV of Attachment A are amended in their entirety to read as follows:

         "Total Assets" shall mean the total of Current Assets and Long Term Assets. For the purpose of calculating Total Assets for Borrower, the accumulated earnings of Borrower's Canadian and European subsidiaries should be excluded.

         "Total Net Worth" (the amount of owner's or stockholder's ownership in an enterprise) is equal to Total Assets minus Total Liabilities. For the purpose of calculating Total Net Worth of Borrower, the accumulated earnings of Borrower's Canadian and European subsidiaries should be excluded.

         (b) Borrower will be required to maintain the following financial ratios, percentages and amounts as of the last day of the fiscal period under review (monthly, quarterly, annually) by IBM Credit:

                                                                   Covenant
         Covenant                                                  Requirement
         --------                                                  -----------

(i)      Revenue on an Annual Basis* (i.e. the current fiscal      Greater than Zero and
         year-to-date Revenue annualized) to Working Capital       Equal to or Less than 43.0:1.0

         *ANNUALIZED REVENUE FROM INTERCOMPANY SALES ARE
         EXCLUDED FROM THIS CALCULATION.

(ii)     Net Profit** after Tax to Revenue                         Equal to or Greater than
         **Excluding all income and losses applicable to 100%      0.20 percent
         ownership in Canadian and European subsidiaries.

(iii)    Total Liabilities to Tangible Net Worth***                Greater than Zero and
                                                                   Equal to or Less than 7.0:1.0

         ***Accumulated earnings of Borrower's Canadian and European subsidiaries are excluded from calculation of Borrower's Total Assets and Total Net Worth.

         (c) Business Supplies Distributors Holdings, LLC will be required to maintain the following financial ratios, percentages and amounts as of the last day of the fiscal period under review (monthly, quarterly, annually) by IBM
Credit:


                                                           Covenant
         Covenant                                          Requirement
         --------                                          -----------

(i)      Revenue on an Annual Basis (i.e.                  Greater than Zero and Equal
         the current fiscal year-to-date Revenue           to or Less than 43.0:1.0
         annualized) to Working Capital

(ii)     Net Profit after Tax to Revenue                   Equal to or Greater than 0.15
                                                           percent

(iii)    Total Liabilities to Tangible Net Worth           Greater than Zero and Equal to
                                                           or Less than 8.0:1.0

         (d) PFSweb, Inc. will be required to maintain the following financial ratios, percentages and amounts as of the last day of the fiscal period under review (monthly, quarterly, annually) by IBM Credit:

      COVENANT                      COVENANT REQUIREMENT         AS OF DATE
      --------                      --------------------         ----------

(i)   Minimum Tangible Net Worth    $24,000,000.00               09/30/02
                                    $20,000,000.00               10/31/02
                                    $20,000,000.00               11/30/02
                                    $20,000,000.00               12/31/02
                                    $18,000,000.00               01/31/03
                                    $18,000,000.00               02/28/03
                                    $18,000,000.00               03/31/03

         (e) Section III is amended by deleting in its entirety the reference to Inventory Financing Partners and its Accounts.

         C. Attachment B to the AIF is amended by deleting such Attachment B in its entirety and substituting, in lieu thereof, the Attachment B attached hereto.

         D. Attachment C-1 to the AIF is hereby amended by deleting such Attachment C-1 in its entirety and substituting, in lieu thereof, the Attachment C-1 attached hereto. Such new Attachment C-1 shall be effective as of the date specified in the new Attachment C-1. The changes contained in the new Attachment C-1 include, without limitation, the following:

         Section I of Attachment C-1 is amended and restated in its entirety to read as follows:

"I. FINANCIAL COVENANTS:

SUPPLIES DISTRIBUTORS, INC.


     COVENANT                                 COVENANT REQUIREMENT        COVENANT ACTUAL
     --------                                 --------------------        ---------------

(i) Annualized Revenue* to Working Capital    Greater than Zero and
                                              Equal to or Less than
                                              43.0:1.0

  *Annualized Revenue from intercompany
sales are  excluded from this
calculation.

(ii) Net Profit** after Tax to Revenue        Equal to or Greater than
                                              0.20 percent

  **Excluding all income and losses
applicable to 100% ownership in Canadian and European subsidiaries.

(iii) Total Liabilities to Tangible Net       Greater than Zero and
Worth***                                      Equal to or Less than
                                              7.0:1.0

     ***Accumulated earnings of Borrower's
     Canadian and European subsidiaries
     are excluded from calculation of
     Borrower's Total Assets and Total Net
     Worth.

BUSINESS SUPPLIES DISTRIBUTORS HOLDINGS, LLC

            COVENANT                        COVENANT REQUIREMENT        COVENANT ACTUAL
            --------                        --------------------        ---------------

(i)   Annualized Revenue to           Greater than Zero and Equal to
      Working Capital                 or Less than 43.0:1.0

(ii)  Net Profit after Tax to         Equal to or Greater than 0.15
      Revenue                         percent

(iii) Total Liabilities to Tangible   Greater than Zero and Equal to
      Net Worth                       or Less than 8.0:1.0

         E. Attachment C-2 to the AIF is hereby amended by deleting such Attachment C-2 in its entirety and substituting, in lieu thereof, the Attachment C-2 attached hereto. Such new Attachment C-2 shall be effective as of the date specified in the new Attachment C-1. The changes contained in the new Attachment C-2 include, without limitation, the following:

"I. FINANCIAL COVENANTS:

PFSweb, Inc.

                            Covenant
         Covenant           Requirement         Date as of     Covenant Actual
         --------           -----------         ----------     ---------------

(i)  Minimum Tangible Net   $24,000,000.00      09/30/02
     Worth                  $20,000,000.00      10/31/02
                            $20,000,000.00      11/30/02
                            $20,000,000.00      12/31/02
                            $18,000,000.00      01/31/03
                            $18,000,000.00      02/28/03
                            $18,000,000.00      03/31/03

SECTION 3. CONSENT. IBM Credit consents to the Proposed Acquisition subject to the terms and conditions hereof (including, without limitation, Section 4 hereof).

SECTION 4. CONDITIONS OF EFFECTIVENESS OF CONSENT AND AMENDMENT.

         (a) This Amendment shall have been authorized, executed and delivered by each of the parties hereto and IBM Credit shall have received a copy of a fully executed Agreement.

         (b) IBM Credit shall have received a certified copy of the acquisition agreement pursuant to which PFS will acquire all of IFP's interest in Holdings for $332,000 and such agreement shall be in form and substance satisfactory to IBM Credit.

         (c) IBM Credit shall have received an amended and restated Notes Payable Subordination Agreement executed by PFS and the Borrower which agreement shall not allow payment in respect of the indebtedness of the Borrower to PFS ("Secondary Obligations") if such payment would cause the total amount of Secondary Obligations to be less than eight million dollars ($8,000,000) and such agreement shall otherwise be in form and substance satisfactory to IBM Credit.

SECTION 5. REPRESENTATIONS AND WARRANTIES. Each Loan Party makes to IBM Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Amendment.

SECTION 5.1 ACCURACY AND COMPLETENESS OF WARRANTIES AND REPRESENTATIONS. All representations made by the Loan Party in the Agreement were true and accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by the Loan Party in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make representations not misleading.

SECTION 5.2 VIOLATION OF OTHER AGREEMENTS. The execution and delivery of this Amendment and the performance and observance of the covenants to be performed and observed hereunder do not violate or cause any Loan Party not to be in compliance with the terms of any agreement to which such Loan Party is a party.

SECTION 5.3 LITIGATION. Except as has been disclosed by the Loan Party to IBM Credit in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against any Loan Party, which, if adversely determined, would materially adversely affect the Loan Party's ability to perform such Loan Party's obligations under the Agreement and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

SECTION 5.4 ENFORCEABILITY OF AMENDMENT. This Amendment has been duly authorized, executed and delivered by each Loan Party and is enforceable against each Loan Party in accordance with its terms.

SECTION 6. RATIFICATION OF AGREEMENT. Except as specifically amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect. Each Loan Party hereby ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of such Loan Party, and is not subject to any claims, offsets or defenses.

SECTION 7. RATIFICATION OF GUARANTY. Each of Holdings, PFSweb and PFS hereby ratify and confirm their respective guaranties in favor of IBM Credit and agree that such guaranties remain in full force and effect and that the term "Liabilities", as used therein include, without limitation the indebtedness liabilities and obligations of the Borrower under the Agreement as amended hereby.

SECTION 8. GOVERNING LAW. This Amendment shall be governed by and interpreted in accordance with the laws which govern the Agreement.

SECTION 9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

         IN WITNESS WHEREOF, each Loan Party has read this entire Amendment, and has caused its authorized representatives to execute this Amendment and has caused its corporate seal, if any, to be affixed hereto as of the date first written above.


IBM CREDIT CORPORATION                      SUPPLIES DISTRIBUTORS, INC.


By:                                         By:
   ------------------------------------        ---------------------------------

Print Name:                                 Print Name:
           ----------------------------                -------------------------

TITLE:                                      TITLE:
      ---------------------------------            -----------------------------



Business Supplies Distributors              Priority Fulfillment Services, Inc.
Holdings, LLC


By:                 as Managing Member
   ----------------
By:                                         By:
   ------------------------------------        ---------------------------------

Print Name:                                 Print Name:
           ----------------------------                -------------------------

Title:                                      Title:
      ---------------------------------            -----------------------------



Inventory Financing Partners, LLC           PFSweb, Inc.

By:                 as Managing Member
   ----------------
By:                                         By:
   ------------------------------------        ---------------------------------

Print Name:                                 Print Name:
           ----------------------------                -------------------------

Title:                                      Title:
      ---------------------------------            -----------------------------